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                                                                   EXHIBIT 10.39

                     SECURITIES PURCHASE AMENDMENT AGREEMENT


         SECURITIES PURCHASE AMENDMENT AGREEMENT (this "AGREEMENT"), dated October 7, 2004, by and among VISIJET, INC., a Delaware corporation, with its headquarters located at 192 Technology Drive, Suite Q, Irvine, California 92618 (the "COMPANY"), BUSHIDO CAPITAL MASTER FUND L.P., a Cayman Islands company, BRIDGES & PIPES LLC, a New York limited liability company, and LIBERTYVIEW SPECIAL OPPORTUNITIES FUND, LP, a Cayman Islands limited partnership.

         WHEREAS, in connection with the Securities Purchase Agreement (the "BUSHIDO/B&P PURCHASE AGREEMENT") entered into as of June 24, 2004, by and among the Company, Bushido Capital Master Fund, L.P. ("BUSHIDO") and Bridges & Pipes LLC ("B&P"), the Company sold to Bushido a $600,000 principal amount Convertible Debenture dated June 24, 2004 (the "BUSHIDO CONVERTIBLE DEBENTURE"), a Stock Purchase Warrant dated June 24, 2004 to purchase 150,000 shares of common stock (the "BUSHIDO WARRANT B-1") and a Stock Purchase Warrant dated June 24, 2004 to purchase 300,000 shares of common stock (the "BUSHIDO WARRANT B-2"); and

         WHEREAS, further pursuant to the Purchase Agreement, the Company sold to B&P a $400,000 principal amount Convertible Debenture dated June 24, 2004 (the "B&P CONVERTIBLE DEBENTURE"), a Stock Purchase Warrant dated June 24, 2004 to purchase 100,000 shares of common stock (the "B&P WARRANT B-1") and a Stock Purchase Warrant dated June 24, 2004 to purchase 200,000 shares of common stock (the "B&P WARRANT B-2"); and

         WHEREAS, in connection with the Securities Purchase Agreement (the "LIBERTYVIEW PURCHASE AGREEMENT") entered into as of July 23, 2004, by and among the Company and LibertyView Special Opportunities Fund, LP ("LIBERTYVIEW"), the Company sold to LibertyView a $1,000,000 principal amount Convertible Note dated July 23, 2004 (the "LIBERTYVIEW CONVERTIBLE NOTE") and a Stock Purchase Warrant dated July 23, 2004 to purchase 750,000 shares of common stock (the "LIBERTYVIEW WARRANT"); and

         WHEREAS, defaults have occurred and is continuing under the Bushido/B&P Purchase agreement and the agreements and instruments therein, including the Bushido Convertible Debenture and B&P Convertible Debenture, and defaults have occurred and is continuing under the LibertyView Purchase agreement and the agreements and instruments therein, including the LibertyView Convertible Note; and

         WHEREAS, the Company desires Bushido, B&P and LibertyView to waive such past defaults, on the terms and conditions, and for the consideration provided for herein.

         NOW THEREFOR, the parties hereto agree as follows:

         1. AMENDED BUSHIDO CONVERTIBLE NOTE. The parties hereto acknowledge, consent and agree that the Bushido Convertible Debenture is hereby amended and replaced with the amended Bushido Convertible Debenture annexed hereto as Exhibit "A".

         2. AMENDED B&P CONVERTIBLE NOTE. The parties hereto acknowledge, consent and agree that the B&P Convertible Debenture is hereby amended and replaced with the amended B&P Convertible Debenture annexed hereto as Exhibit "B".

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         3. AMENDMENTS TO LIBERTYVIEW CONVERTIBLE NOTE. The parties hereto acknowledge, consent and agree that the LibertyView Convertible Note is hereby amended and replaced with the amended LibertyView Convertible Note annexed hereto as Exhibit "C".

         4. AMENDMENTS TO BUSHIDO WARRANT B-1 AND B-2. The parties hereto acknowledge, consent and agree that the Bushido Warrant B-1 and Bushido Warrant B-2 are hereby amended and replaced with the amended Bushido Warrant B-1 and Bushido Warrant B-2 annexed hereto as Exhibit "D" and Exhibit "E", respectively.

         5. AMENDMENTS TO B&P WARRANT B-1 AND B-2. The parties hereto acknowledge, consent and agree that the B&P Warrant B-1 and B&P Warrant B-2 are hereby amended and replaced with the amended B&P Warrant B-1 and B&P Warrant B-2 annexed hereto as Exhibit "F" and Exhibit "G", respectively.

         6. AMENDMENTS TO LIBERTYVIEW WARRANT. The parties hereto acknowledge, consent and agree that the LibertyView Warrant is hereby amended and replaced with the amended LibertyView Warrant annexed hereto as Exhibit "H."

         7. ADDITIONAL BUSHIDO WARRANT. As additional consideration for entering into this Agreement, the Company hereby grants Bushido a Warrant (the "BUSHIDO ADDITIONAL WARRANT") to purchase 150,000 shares of Common Stock annexed hereto as Exhibit "I."

         8. ADDITIONAL B&P WARRANT. As additional consideration for entering into this Agreement, the Company hereby grants B&P a Warrant (the "B&P ADDITIONAL WARRANT") to purchase 100,000 shares of Common Stock annexed hereto as Exhibit "J."

         9. ADDITIONAL LIBERTYVIEW WARRANT. As additional consideration for entering into this Agreement, the Company hereby grants LibertyView a Warrant (the "LIBERTYVIEW ADDITIONAL WARRANT") to purchase 250,000 shares of Common Stock annexed hereto as Exhibit "K."

         10. ADDITIONAL BUSHIDO SHARES. As additional consideration for entering into this Agreement and in satisfaction of damages incurred by Bushido in the agreed amount of $33,000 pursuant to the Bushido/B&P Purchase Agreement and the agreements and instruments referenced therein, the Company hereby issues to Bushido 94,286 shares of Company's Common Stock.

         11. ADDITIONAL B&P SHARES. As additional consideration for entering into this Agreement and in satisfaction of damages incurred by B&P in the agreed amount of $22,000 pursuant to the Bushido/B&P Purchase Agreement and the agreements and instruments referenced therein, the Company hereby issues to B&P 62,857 shares of Company's Common Stock.

         12. ADDITIONAL LIBERTYVIEW SHARES. As additional consideration for entering into this Agreement and in satisfaction of damages incurred by LibertyView in the agreed amount of $36,500 pursuant to the LibertyView Purchase Agreement and the agreements and instruments referenced therein, the Company hereby issues to LibertyView 104,285 shares of Company's Common Stock.

         13. INSPECTION; OBSERVER RIGHTS. The Company shall permit the Investors, at the Company's expense, to visit and inspect the Company's properties, to examine its books of account and records, and to discuss the Company's affairs, finances, and accounts with its officers, all at such reasonable times as may be requested by the Investors; subject to an appropriate confidentiality agreement for access to any information which the Company


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reasonably considers to be a trade secret and the disclosure of which the
Company reasonably believes may adversely affect its business. The Company will give one (1) representative designated by the Investors not less than two (2) days' prior written notice of each meeting of the Board of Directors of the Company and of any other committee or group exercising responsibilities comparable to those exercised by the Board of Directors, specifying the time and place of such meeting and, to the extent then known, the matters to be discussed thereat and inviting such representative to attend and participate therein (without, however, a right to vote thereat in such capacity unless otherwise provided). This Section 13 shall terminate upon the earlier of the effective date of a registration statement (the "REGISTRATION STATEMENT") being filed with the Securities and Exchange Commission ("SEC") for the resale of the shares of common stock issued pursuant to, and the common stock underlying the convertible debentures and note and warrants issued pursuant to, the Bushido/B&P Purchase Agreement, the LibertyView Purchase Agreement, this Agreement and the Securities Purchase Agreement by and among the parties hereto dated even date herewith.

         14. FILING REGISTRATION STATEMENT. The Company shall file the registration Statement with the SEC not later than November 1, 2004.

         15. AUTHORIZED COMMON STOCK; HOLD ANNUAL MEETING. The Company shall at all times have sufficient authorized Common Stock for delivery upon conversion of the Bushido Convertible Debenture, the B&P Convertible Debenture, the LibertyView Convertible Note, the Bushido Warrant B-1 and Warrant B-2, the B&P Warrant B-1 and Warrant B-2, the LibertyView Warrant, the Bushido Additional Warrant, the B&P Additional Warrant and the LibertyView Additional Warrant. The Company shall hold an annual meeting of stockholders not later than April 30, 2005, and shall, not later than May 10, 2005, cause its authorized common stock to be increased to 100 million shares; PROVIDED, HOWEVER, that nothing herein shall be deemed to waive or release the Company's obligations under the Bushido/B&P Purchase Agreement and the agreements and instruments referenced therein, or the LibertyView Purchase Agreement and the agreements and instruments referenced therein, to reserve such adequate number of authorized shares of Common Stock for conversion or exercise of the foregoing debentures, notes and warrants.

         16. FORBEARANCE. Bushido and B&P agree to waive past defaults and forbear taking action with respect to the various past defaults of the Company in the Bushido/B&P Purchase Agreement and the agreements and instruments referenced therein. Further, LibertyView agrees to waive past defaults and forbear taking action with respect to the various past defaults in the LibertyView Purchase Agreement and the agreements and instruments referenced therein. Should the Company fail to meet any of its obligations to any of Bushido, B&P or LibertyView under (i) Bushido/B&P Purchase Agreement or the agreements or instruments referenced therein, (ii) the LibertyView Purchase Agreement or the agreements or instruments referenced therein, (iii) this Agreement or the agreements or instruments referenced herein, then none of Bushido, B&P or LibertyView shall have any further obligation under the foregoing sentence of this Section 16. Bushido, B&P and LibertyView do not grant any waiver or forbearance other than as specifically set forth herein and Bushido, B&P and LibertyView shall not hereby be obligated to grant any similar waiver or forbearance at any time. Each of Bushido, B&P and LibertyView hereby expressly reserves all other rights and remedies that each of Bushido, B&P and LibertyView may have under the related transaction documents at law, in equity, or otherwise. Except as specifically provided herein, nothing shall constitute an amendment, modification or waiver of any agreement, covenant, term or condition of the Bushido/B&P Purchase Agreement or the agreements or instruments referenced therein nor of the LibertyView Purchase Agreement or the agreements or instruments referenced therein.

         17. MISCELLANEOUS. This Agreement shall be governed by and construed under and in accordance with the laws of the State of New York (but not including the choice of law rules thereof). This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assignees. No party to this Agreement shall


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assign, grant or otherwise transfer any of its respective rights or obligations hereunder (whether by operation of law or otherwise) without each other party's prior written consent. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

VISIJET, INC.


By: /S/ RANDAL A. BAILEY
   ---------------------------
Randal A. Bailey
President

BUSHIDO CAPITAL MASTER FUND L.P.
By:  Bushido Capital Partners, Ltd.

By: /S/ LOUIS RABMAN
   ---------------------------
Louis Rabman
President

BRIDGES & PIPES LLC

By: /S/ DAVID FUCHS
   ---------------------------
David Fuchs
Managing Member

LIBERTYVIEW SPECIAL OPPORTUNITIES FUND, LP


By: /S/ STEVEN S. ROGERS
   ---------------------------
Steven S. Rogers
Authorized Person


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